INCOME (LOSS) PER COMMON SHARE (Details Narrative) - USD ($)	9 Months Ended		12 Months Ended
	Sep. 30, 2022	Sep. 30, 2021	Dec. 31, 2021
INCOME (LOSS) PER COMMON SHARE
Decrease in net loss	$ 344,584	$ 85,000	$ 85,000
Account payable forgivness amount	$ 344,584		$ 94,392
Price of share	1,000.00	1,000.00
Troubled debt restructuring description			the troubled debt restructuring in total would have decreased the net loss by $85,000, causing the per share calculation to change from .18 to .19 net loss per share.